UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 8, 2009 (July 1, 2009)
Date of Report (Date of earliest event reported)

 STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-24015	54-1890464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13962 Park Center Road
Herndon, Virginia 20171

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits filed herewith) that are not purely historical facts, including statements regarding SteelCloud, Inc.’s (“SteelCloud”) beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, SteelCloud ability to obtain financing in the short term; general business conditions and the amount of growth in the computer industry and the general economy; competitive factors; ability to attract and retain key sales and management personnel; the price of SteelCloud’s stock; and the risk factors set forth from time to time in the reports SteelCloud files with the Securities and Exchange Commission, including SteelCloud’s Quarterly Report on Form 10-Q for the period ended January 31, 2009.  SteelCloud undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01                      Entry Into a Material Definitive Agreement

On July 1, 2009, SteelCloud, Inc. (“SteelCloud”) entered into a Business Loan and Security Agreement (the “Agreement”) with Caledonia Capital Corporation, a Delaware corporation (the “Lender”) pursuant to which the Lender agreed to lend to SteelCloud $250,000 in the form of a Secured Promissory Note (the “Note”) which was issued on July 1, 2009 (the “Issuance Date”).  The Note bears interest at a rate of 15% per annum, and is payable in quarterly installments commencing three months after the Issuance Date, or October 1, 2009.  The principal amount of the Note is due and payable in full on the maturity date, which is December 29, 2009.  There are no penalties for early prepayment of the Note.

In the event that any installment of principal and/or interest due under the Note is not received by the Lender within ten (10) days after the date when the same is due, then SteelCloud shall be required to pay a late charge of 5.0% of such installment.

Additionally, in the event that SteelCloud receives investments from one or more investors in one or more transactions in an aggregate amount in excess of $750,000.00, whether in the form of cash, negotiable or non-negotiable instruments or any form of payment in exchange for the issuance of any certificated or non-certificated security of SteelCloud,, whether in the form of debt or equity (an “Equity Raise”), at any time between the Issuance Date and the maturity date, then, SteelCloud shall be required, within five (5) business days after the Equity Raise first exceeds $750,000.00, to curtail the accrued interest and outstanding principal balance of the Note by an amount equal to the amount by which the Equity Raise then exceeds $750,000.00 (but in no event by more than the then outstanding principal balance and interest accrued on the Note). Until delivery of such funds to the Lender, all such funds shall be deemed held in trust by SteelCloud for and on behalf of the Lender.  All funds that SteelCloud delivers to the Lender from the Equity Raise shall be deemed prepayments of the Note.

Pursuant to the Agreement and the Note, SteelCloud’s obligations thereunder are secured by a first priority lien in and to all of SteelCloud’s intellectual property rights, title and interest in and to the SteelWorks® Mobile integrated server appliance software.

SteelCloud intends to use the loan proceeds for general working capital purposes.

As an inducement to the Lender to make the loan to SteelCloud, SteelCloud issued to the Lender a warrant (the “Warrant”) to purchase up to 625,000 shares of SteelCloud’s common stock, par value $0.001 per share (“Common Stock”).  The Warrant is exercisable for four years at an exercise price of $0.15 per share.  The exercise price may be adjusted in the event of any stock dividend, stock split, stock combination, reclassification or similar transaction. Additionally, SteelCloud’s Board of Directors has the discretion to reduce the then-current exercise price to any amount at any time during the term of the Warrant for any period of time the Board deems appropriate.  SteelCloud has agreed to prepare and file a registration statement for the purposes of registering the resale of the shares of Common Stock underlying the Warrant, commencing on our about August 31, 2009.

The Agreement contains standard representations and warranties for a transaction of this type. The terms of the transaction were the result of arm’s length negotiations between SteelCloud and the Lender.  Prior to the completion of the transaction, neither SteelCloud nor any of its affiliates or officers, directors or their associates had any material relationship with the Lender, other than in respect of the applicable material definitive agreements and the transactions contemplated therein and related thereto.

The foregoing summary of the terms of the Business Loan and Security Agreement, the Secured Promissory Note and the Warrant, and the transactions  in connection therewith, is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report.

A copy of SteelCloud’s press release announcing this event is attached hereto as Exhibit 99.1.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.02                      Unregistered Sales of Equity Securities

On July 1, 2009, SteelCloud issued to the Lender a Note in the principal amount of $250,000 and a Warrant to purchase up to 625,000 shares of SteelCloud’s Common Stock.  A more detailed description of the Note and Warrant issued by SteelCloud is included in Item 1.01 of this Current Report and is incorporated by reference into this Item 3.02.

The offering of the Note and the Warrant was not registered under the Securities Act of 1933, as amended (the “Securities Act”), but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and/or Rule 506 of Regulation D promulgated thereunder, insofar as such securities were issued only to an “accredited investor” within the meaning of Rule 501 of Regulation D.

Item 9.01                      Financial Statements and Exhibits.

(d)               Exhibits

Exhibit No.	Description
10.1	Business Loan and Security Agreement dated as of July 1, 2009 by and between SteelCloud, Inc. and Caledonia Capital Corporation.
10.2	Secured Promissory Note issued on July 1, 2009 by SteelCloud, Inc. to Caledonia Capital Corporation.
10.3	Warrant issued on July 1, 2009 by SteelCloud, Inc. to Caledonia Capital Corporation
99.1	Press Release dated July 8, 2009, entitled “SteelCloud Begins Financing Strategic Shift to SteelWorks® Mobile”.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

STEELCLOUD, INC.

By:	/s/ Brian H. Hajost
Brian H. Hajost, Chief Executive Officer

July 8, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	Business Loan and Security Agreement dated as of July 1, 2009 by and between SteelCloud, Inc. and Caledonia Capital Corporation.
10.2	Secured Promissory Note issued on July 1, 2009 by SteelCloud, Inc. to Caledonia Capital Corporation.
10.3	Warrant issued on July 1, 2009 by SteelCloud, Inc. to Caledonia Capital Corporation
99.1	Press Release dated July 8, 2009, entitled “SteelCloud Begins Financing Strategic Shift to SteelWorks® Mobile”.